FUND SYMBOLS	CLASS A	CLASS B	CLASS C	CLASS M	CLASS R	CLASS Y
	PAPAX	PAPBX	PAPCX	PAPMX	PAPLX	PAPYX

Putnam Asia Pacific Equity Fund

Summary prospectus

8 | 30 | 16

A world of investing.®

Putnam INVESTMENTS

Putnam Asia Pacific Equity Fund

Before you invest, you may wish to review the fund’s prospectus, which contains more information about the fund and its risks. You may obtain the prospectus and other information about the fund, including the statement of additional information (SAI) and most recent reports to shareholders, at no cost by visiting putnam.com/funddocuments, calling 1-800-225-1581, or e-mailing Putnam at funddocuments@putnam.com.

The fund’s prospectus and SAI, both dated 8/30/16, are incorporated by reference into this summary prospectus.

Goal

Putnam Asia Pacific Equity Fund seeks long-term capital appreciation.

Fees and expenses

The following table describes the fees and expenses you may pay if you buy and hold shares of the fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Putnam funds. More information about these and other discounts is available from your financial advisor and in How do I buy fund shares? beginning on page 13 of the fund’s prospectus and in How to buy shares beginning on page II-1 of the fund’s statement of additional information (SAI).

Shareholder fees (fees paid directly from your investment)

Share class	Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	Maximum deferred sales charge (load) (as a percentage of original purchase price or redemption proceeds, whichever is lower)
Class A	5.75%	1.00%*
Class B	NONE	5.00%**
Class C	NONE	1.00%***
Class M	3.50%	NONE
Class R	NONE	NONE
Class Y	NONE	NONE

Annual fund operating expenses (expenses you pay each year as a percentage of the value of your investment)

Share class	Management fees†	Distribution and service (12b-1) fees	Other expenses=	Total annual fund operating expenses	Expense reimbursement#	Total annual fund operating expenses after expense reimbursement
Class A	0.88%	0.25%	2.38%	3.51%	(1.96)%	1.55%
Class B	0.88%	1.00%	2.38%	4.26%	(1.96)%	2.30%
Class C	0.88%	1.00%	2.38%	4.26%	(1.96)%	2.30%
Class M	0.88%	0.75%	2.38%	4.01%	(1.96)%	2.05%
Class R	0.88%	0.50%	2.38%	3.76%	(1.96)%	1.80%
Class Y	0.88%	N/A	2.38%	3.26%	(1.96)%	1.30%

    *  Applies only to certain redemptions of shares bought with no initial sales charge.

  **  This charge is phased out over six years.

 ***  This charge is eliminated after one year.

   †  Management fees are subject to a performance adjustment.

   =  Restated to reflect current fees resulting from a change to the fund’s investor servicing arrangements effective 9/1/16.

   #  Reflects Putnam Investment Management, LLC’s contractual obligation to limit certain fund expenses through 8/30/17. This obligation may be modified or discontinued only with approval of the Board of Trustees.

Example

The following hypothetical example is intended to help you compare the cost of investing in the fund with the cost of investing in other funds. It assumes that you invest $10,000 in the fund for the time periods indicated and then, except as indicated, redeem all your shares at the end of those periods. It assumes a 5% return on your investment each year and that the fund’s operating expenses remain the same. Only the first year of each period in the example takes into account the expense reimbursement described above. Your actual costs may be higher or lower.

Share class	1 year	3 years	5 years	10 years
Class A	$724	$1,418	$2,134	$4,018
Class B	$733	$1,415	$2,209	$4,147
Class B (no redemption)	$233	$1,115	$2,009	$4,147
Class C	$333	$1,115	$2,009	$4,304
Class C (no redemption)	$233	$1,115	$2,009	$4,304
Class M	$551	$1,355	$2,176	$4,300
Class R	$183	$969	$1,774	$3,876
Class Y	$132	$820	$1,532	$3,424

Portfolio turnover

The fund pays transaction-related costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher turnover rate may indicate higher transaction costs and may result in higher taxes when the fund’s shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or the above example, affect fund performance. The fund’s turnover rate in the most recent fiscal year was 135%.

Investments, risks, and performance

Investments

We invest mainly in equity securities (growth or value stocks or both) of Asian or Pacific Basin companies of any size that we believe have favorable investment potential. We may invest in both developed countries and emerging markets, although under normal circumstances we focus on emerging markets. This means we invest primarily in equity securities of Asian or Pacific Basin companies other than Japanese, Australian or New Zealand companies, although we may invest in companies in those countries. Under normal circumstances, we invest at least 80% of the fund’s net assets in equity securities of Asian or Pacific Basin companies, other than Japanese, Australian or New Zealand companies. This policy may be changed only after 60 days’ notice to shareholders. We may consider, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell investments. We may also use derivatives, such as futures, options, certain foreign currency transactions, warrants and swap contracts, for both hedging and non-hedging purposes.

Risks

It is important to understand that you can lose money by investing in the fund.

The value of stocks in the fund’s portfolio may fall or fail to rise over extended periods of time for a variety of reasons, including both general financial market conditions and factors related to a specific company or industry. Growth stocks may be more susceptible to earnings disappointments, and value stocks may fail to rebound. These risks are generally greater for small and midsize companies.

The value of international investments traded in foreign currencies may be adversely impacted by fluctuations in exchange rates. International investments, particularly investments in emerging markets, may carry risks associated with potentially less stable economies or governments (such as the risk of seizure by a foreign government, the imposition of currency or other restrictions, or high levels of inflation or deflation), and may be or become illiquid.

Investments focused in a single region may be affected by common economic forces and other factors. Developments in the region will generally have a greater effect on the fund than they would on a more geographically diversified fund. In addition, events in any one country within the region may impact the other countries or the region as a whole. As a result, the fund may have greater losses and be more volatile than a fund which is more broadly diversified geographically.

Our use of derivatives may increase these risks by increasing investment exposure (which may be considered leverage) or, in the case of many over-the-counter instruments, because of the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations.

The fund may not achieve its goal, and it is not intended to be a complete investment program. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance

The performance information below gives some indication of the risks associated with an investment in the fund by showing the fund’s performance year to year and over time. The bar chart does not reflect the impact of sales charges. If it did, performance would be lower. Please remember that past performance is not necessarily an indication of future results. Monthly performance figures for the fund are available at putnam.com.

Annual total returns for class A shares before sales charges

Average annual total returns after sales charges (for periods ending 12/31/15)

Share class	1 year	5 years	Since inception (6/12/09)
Class A before taxes	–14.60%	–3.52%	2.20%
Class A after taxes on distributions	–14.49%	–3.95%	1.45%
Class A after taxes on distributions and sale of fund shares	–7.90%	–2.43%	1.81%
Class B before taxes	–14.56%	–3.43%	2.35%
Class C before taxes	–10.99%	–3.11%	2.35%
Class M before taxes	–13.06%	–3.55%	2.05%
Class R before taxes	–9.59%	–2.61%	2.87%
Class Y before taxes	–9.14%	–2.13%	3.38%
MSCI All Country Asia ex-Japan Index (ND) (no deduction for fees, expenses or taxes other than withholding taxes on reinvested dividends)	–9.17%	–0.14%	6.03%

After-tax returns reflect the historical highest individual federal marginal income tax rates and do not reflect state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are shown for class A shares only and will vary for other classes. These after-tax returns do not apply if you hold your fund shares through a 401(k) plan, an IRA, or another tax-advantaged arrangement.

Your fund’s management

Investment advisor

Putnam Investment Management, LLC

Portfolio manager

Daniel Graña
Portfolio Manager, portfolio manager of the fund since 2011

Sub-advisors

Putnam Investments Limited*
The Putnam Advisory Company, LLC*

*  Though the investment advisor has retained the services of Putnam Investments Limited (“PIL”) and The Putnam Advisory Company, LLC (“PAC”), PIL and PAC do not currently manage any assets of the fund.

Purchase and sale of fund shares

You can open an account, purchase and/or sell fund shares, or exchange them for shares of another Putnam fund by contacting your financial advisor or by calling Putnam Investor Services at 1-800-225-1581.

When opening an account, you must complete and mail a Putnam account application, along with a check made payable to the fund, to: Putnam Investor Services, P.O. Box 8383, Boston, MA 02266-8383. The minimum initial investment of $500 is currently waived, although Putnam reserves the right to reject initial investments under $500 at its discretion. There is no minimum for subsequent investments.

You can sell your shares back to the fund or exchange them for shares of another Putnam fund any day the New York Stock Exchange (NYSE) is open. Shares may be sold or exchanged by mail, by phone, or online at putnam.com. Some restrictions may apply.

Tax information

The fund’s distributions will be taxed as ordinary income or capital gains unless you hold the shares through a tax-advantaged arrangement, in which case you will generally be taxed only upon withdrawal of monies from the arrangement.

Financial intermediary compensation

If you purchase the fund through a broker/dealer or other financial intermediary (such as a bank or financial advisor), the fund and its related companies may pay that intermediary for the sale of fund shares and related services. Please bear in mind that these payments may create a conflict of interest by influencing the broker/dealer or other intermediary to recommend the fund over another investment. Ask your advisor or visit your advisor’s website for more information.

Information about the Summary Prospectus, Prospectus, and SAI

The summary prospectus, prospectus, and SAI for a fund provide information concerning the fund. The summary prospectus, prospectus, and SAI are updated at least annually and any information provided in a summary prospectus, prospectus, or SAI can be changed without a shareholder vote unless specifically stated otherwise. The summary prospectus, prospectus, and the SAI are not contracts between the fund and its shareholders and do not give rise to any contractual rights or obligations or any shareholder rights other than any rights conferred explicitly by federal or state securities laws that may not be waived.

Additional information, including current performance, is available at putnam.com/funddocuments, by calling 1-800-225-1581, or by e-mailing Putnam at funddocuments@putnam.com.

Putnam INVESTMENTS

One Post Office Square
Boston, MA 02109
putnam.com
1-800-225-1581

NP108 301914 8/16 Putnam Retail Management